GENERAL AMERICAN INVESTORS
                                  COMPANY, INC.

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2001

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange





                              450 Lexington Avenue
                              New York, N.Y. 10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com

                               TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
While fortunate to be physically separated from the tragic events of September 11th and, consequently, sound of body, we at General American Investors are all deeply affected. Our hearts are heavy as we remember fallen friends and acquaintances, continue to exercise our fiduciary responsibility to our stockholders and look to the future with hope and confidence.

For the nine months ended September 30, 2001, our stockholders experienced a decrease of 7.4% on their investment in our Common Shares (assuming reinvestment of all dividends). The net asset value per Common Share decreased 10.9%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), declined 20.4%. For the twelve months ended September 30, 2001, the decrease experienced by stockholders was 6.9% and the decrease in the net asset value per Common Share was 8.5%; these compare with a loss of 26.6% for the S&P
500. During each period, the discount at which our shares trade declined modestly and at September 30, 2001, it was 6.3%.

As set forth in the accompanying financial statements (unaudited), as of September 30, 2001, the net assets of the Company were $1,161,857,109. Net assets applicable to the Common Stock were $1,011,857,109, equal to $33.68 per Common Share.

The decrease in net assets resulting from operations for the nine months ended September 30, 2001 was $115,716,092. During this period, net realized gain on securities sold was $61,000,123, of which approximately $51,080,000 ($1.70 per share) is applicable to the Common Stock, and the decrease in unrealized appreciation was $187,474,414. Net investment income for the nine months was $10,758,199.

During the nine months, 19,000 shares of the Company's Common Stock were repurchased for $692,675 at an average discount from net asset value of 9%.

While conditions in the securities markets have been exceedingly difficult, our losses have been reasonably well contained especially when viewed in the context of prior years' performance. We believe that our stockholders will continue to be well served by our measured investment approach with its emphasis on long-term results and the maintenance of prudent reserves.

The destruction of the World Trade Center has served to exacerbate trends already in place. What appeared to be a mild recession before, now seems likely to be deeper and possibly more prolonged. In fact, the prospect of the first synchronous global recession in 50 years cannot be ruled out. Our prior concern, that deteriorating labor markets and attendant rising unemployment could have a deleterious effect on consumer confidence and spending, now seems well founded. While it may be too soon to guess the depth or duration of the current slowdown, the added costs and increased risk of doing business will surely have a depressing effect on commerce and spending. The Federal budget, meanwhile, has undergone a rapid shift from surplus towards deficit which, together with continuing aggressive easing of credit by the Federal Reserve Bank, should result in robust economic growth in the future. In the meantime, we will continue to follow our historic approach characterized by investing in well managed companies that are conservatively financed and that can be purchased at reasonable prices.


By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

October 10, 2001

2      STATEMENT OF ASSETS AND LIABILITIES September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

Assets
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $447,442,505)                                                            $815,771,847
   Corporate discount notes (cost $332,662,174)                                                  332,662,174
                                                                                               -------------
      Total investments (cost $780,104,679)                                                    1,148,434,021

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $59,612                      $   146,915
   Receivable for securities sold                                           5,627,629
   Receivable from broker for proceeds on securities sold short            24,916,413
   Dividends, interest and other receivables                                  882,267
   Prepaid expenses                                                         5,641,743
   Other                                                                      496,213             37,711,180
                                                                          -----------          -------------
TOTAL ASSETS                                                                                   1,186,145,201
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
   Preferred dividend accrued but not yet declared                            240,000
   Securities sold short, at value (proceeds $24,916,413) (note 1a)        15,550,730
   Accrued expenses and other liabilities                                   8,497,362
                                                                           ----------
TOTAL LIABILITIES                                                                                 24,288,092
                                                                                              --------------
NET ASSETS                                                                                    $1,161,857,109
                                                                                              ==============
Net Assets applicable to Preferred Stock at a liquidation value
   of $25 per share                                                                           $  150,000,000
                                                                                              ==============
Net Assets applicable to Common Stock                                                         $1,011,857,109
                                                                                              ==============
NET ASSET VALUE PER COMMON SHARE                                                              $        33.68
                                                                                              ==============

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
   7.20%  Tax-Advantaged Cumulative Preferred Stock, $1 par value
     (note 2) Authorized 10,000,000 shares; outstanding 6,000,000 shares  $ 6,000,000
   Common Stock, $1 par value (note 2)
      Authorized 50,000,000 shares; outstanding 30,041,955 shares          30,041,955
   Additional paid-in capital (note 2)                                    684,996,591
   Undistributed realized gain on securities sold                          61,072,684
   Undistributed net income                                                10,390,854
   Unallocated distributions on Preferred Stock                            (8,340,000)
   Unrealized appreciation on investments and securities sold short
       (including aggregate gross unrealized appreciation of
        $438,129,685)                                                     377,695,025
                                                                          -----------
TOTAL NET ASSETS                                                                              $1,161,857,109
                                                                                              ==============
(see notes to financial statements)

3   STATEMENT OF OPERATIONS Nine Months Ended September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

Income
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $55,790)                $ 5,369,585
   Interest                                                                12,853,628           $ 18,223,213
                                                                          -----------
Expenses
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      4,695,123
   Administration and operations                                            1,814,491
   Office space and general                                                   382,013
   Transfer agent, custodian and registrar fees and expenses                  175,244
   Stockholders' meeting and reports                                          109,504
   Directors' fees and expenses                                               116,609
   Auditing and legal fees                                                    108,700
   Miscellaneous taxes (note 1c)                                               63,330              7,465,014
                                                                          -----------             ----------
NET INVESTMENT INCOME                                                                             10,758,199

Realized Gain and Change in Unrealized Appreciation on Investments (notes 1d and 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
      Long transactions                                                    43,697,704
      Short sale transactions (note 1b)                                    17,302,419
                                                                          -----------
   Net realized gain on investments (long-term, except for $14,169,895)    61,000,123
   Net decrease in unrealized appreciation                               (187,474,414)
                                                                          -----------
NET LOSS ON INVESTMENTS                                                                         (126,474,291)
                                                                                                ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $(115,716,092)
                                                                                                =============
(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Nine Months
                                                                              Ended              Year Ended
                                                                       September 30, 2001       December 31,
                                                                           (Unaudited)              2000
                                                                        ----------------        ------------
Operations
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                  $10,758,199           $ 13,805,530
   Net realized gain on investments                                        61,000,123            217,372,941
   Net decrease in unrealized appreciation                               (187,474,414)           (45,048,910)
                                                                          ------------           ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (115,716,092)           186,129,561
                                                                          ------------           ------------
Distributions to Preferred Stockholders
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                            -                (3,074,400)
   From long-term capital gain                                                   -                (7,725,600)
   Unallocated distributions on Preferred Stock                            (8,100,000)                 -
                                                                          ------------          -------------
DECREASE IN NET ASSETS FROM PREFERRED DISTRIBUTIONS                        (8,100,000)           (10,800,000)
                                                                          ------------          -------------
Distributions to Common Stockholders
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                      (1,735,292)           (60,132,212)
   From long-term capital gain                                            (58,421,519)          (151,138,654)
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                          (60,156,811)          (211,270,866)
                                                                          -----------           ------------
Capital Share Transactions
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)          41,483,224            136,477,203
   Cost of Common Shares purchased (note 2)                                  (692,675)           (40,015,559)
                                                                          -----------           ------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS                              40,790,549             96,461,644
                                                                          -----------           ------------
NET INCREASE (DECREASE) IN NET ASSETS                                    (143,182,354)            60,520,339
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,305,039,463          1,244,519,124
                                                                         ------------          -------------
END OF PERIOD (including undistributed net income of $10,390,854 and distributions in excess of net income of $367,345,
       respectively)                                                   $1,161,857,109         $1,305,039,463
                                                                       --------------         --------------

(see notes to financial statements)

5                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                            General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2001 and for each year in the five-year period ended December 31, 2000. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                                        Nine Months
                                                          Ended                           Year Ended December 31,
                                                    September 30, 2001 ------------------------------------------------------------
                                                        (Unaudited)      2000         1999        1998         1997         1996
                                                       -------------   ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...............   $      39.91    $   41.74    $  34.87     $  29.15    $   25.24    $   23.94
                                                       ------------    ---------    ---------    --------    ---------    ---------
   Net investment income ...........................            .35          .53         .45          .47          .21          .22
   Net gain (loss) on securities -
        realized and unrealized ....................          (4.23)        6.12       11.32         9.44         7.15         3.86
                                                       ------------    ---------    ---------    --------    ---------    ---------
Total from investment operations ...................          (3.88)        6.65       11.77         9.91         7.36         4.08
                                                       ------------    ---------    ---------    --------    ---------    ---------

Less Distributions on:
 Common Stock:
   Dividends from investment income ................           (.06)(a)    (2.30)(b)     (.71)(c)    (.48)        (.26)(d)     (.20)
   Distributions from capital gains ................          (2.02)       (5.78)       (3.77)      (3.24)       (3.19)       (2.58)
                                                          ----------    --------     ---------    --------    ---------    ---------
                                                              (2.08)       (8.08)       (4.48)      (3.72)       (3.45)       (2.78)
                                                          ----------    --------     ---------    --------    ---------    ---------

 Preferred Stock:
   Dividends from investment income ................            --          (.11)(e)     (.07)(f)    (.03)        --           --
   Distributions from capital gains ................            --          (.29)        (.35)       (.20)        --           --
   Unallocated .....................................           (.27)         --          --          (.01)        --           --
                                                       ------------    ---------    ---------    --------    ---------    ---------
                                                               (.27)        (.40)        (.42)       (.24)        --           --
                                                       ------------    ---------    ---------    --------    ---------    ---------
Total Distributions ................................          (2.35)       (8.48)       (4.90)      (3.96)       (3.45)       (2.78)
                                                       ------------    ---------    ---------    --------    ---------    ---------
Capital Stock transaction - effect of Preferred
   Stock offering ..................................            --          --           --          (.23)        --           --
                                                       ------------    ---------    ---------    --------   ----------    ---------
Net asset value, end of period .....................   $      33.68    $   39.91    $   41.74    $  34.87   $    29.15    $   25.24
                                                       ============    =========    =========    ========   ==========    =========
Per share market value, end of period ..............   $      31.55    $   36.00    $   37.19    $  30.44   $    26.19    $   21.00
                                                       ============    =========    =========    ========   ==========    =========

TOTAL INVESTMENT RETURN - Stockholder Return, based
on market price per share                                     (7.44)%*     19.10%       39.22%      31.31%       42.58%       19.48%

RATIOS AND SUPPLEMENTAL DATA
Total net assets, end of period
   (000's omitted) .................................   $  1,161,857   $1,305,039   $1,244,519  $1,018,933   $  702,597   $  597,597
Net assets attributable to Common Stock, end
   of period (000's omitted) .......................   $  1,011,857   $1,155,039   $1,094,519   $ 868,933   $  702,597   $  597,597
Ratio of expenses to average net assets
   applicable to Common Stock ......................           0.68%*       1.05%        1.01%       0.95%        0.98%        1.05%
Ratio of net income to average net assets
   applicable to Common Stock ......................           0.98%*       1.24%        1.23%       1.50%        0.80%        0.88%
Portfolio turnover rate ............................          17.53%*      40.61%       33.68%      34.42%       32.45%       33.40%

PREFERRED STOCK
Liquidation value, end of period (000's omitted) ...   $    150,000   $  150,000   $  150,000   $ 150,000          --            --
Asset coverage .....................................            775%         870%         830%        679%         --            --
Liquidation preference per share ...................   $      25.00   $    25.00     $  25.00    $  25.00          --            --
Market value per share .............................   $      25.70   $    24.25     $  21.75    $  25.88          --            --

(a)      Represents short-term capital gain.
(b)      Includes short-term capital gain in the amount of $1.82 per share.
(c)      Includes short-term capital gain in the amount of $.29 per share.
(d)      Includes short-term capital gain in the amount of $.05 per share.
(e)      Includes short-term capital gain in the amount of $.09 per share.
(f)      Includes short-term capital gain in the amount of $.03 per share.
 *       Not annualized

6            STATEMENT OF INVESTMENTS September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.4%)
------------------------------------------------------------------------------------------------------------------------------------
     500,000    The Boeing Company                                     (COST $15,118,670)        $16,750,000
                                                                                                 -----------

COMMUNICATIONS AND INFORMATION SERVICES (2.9%)
------------------------------------------------------------------------------------------------------------------------------------
     225,000    Brooktrout, Inc.(a)                                                                  740,250
     560,000    Cisco Systems, Inc. (a)                                                            6,820,800
     520,000    Cox Communications, Inc. Class A (a)                                              21,710,000
     180,000    NTL Incorporated (a)                                                                 558,000
     144,500    Wolters Kluwer NV-ADR                                                              3,199,230
                                                                                                  ----------
                                                                       (COST $14,639,896)         33,028,280
                                                                                                  ----------
COMPUTER SOFTWARE AND SYSTEMS (0.4%)
------------------------------------------------------------------------------------------------------------------------------------
     484,500    Oberthur Card Systems S.A. (a)                                                     1,986,450
     230,000    Viewpoint Corporation (a)                                                            782,000
     150,000    Wind River Systems, Inc. (a)                                                       1,575,000
                                                                                                   ---------
                                                                       (COST $12,379,582)          4,343,450
                                                                                                   ---------
CONSUMER PRODUCTS AND SERVICES (4.9%)
------------------------------------------------------------------------------------------------------------------------------------
     750,000    Coca-Cola Enterprises Inc.                                                        11,505,000
     275,000    Ethan Allen Interiors, Inc.                                                        7,562,500
   1,700,500    Ford Motor Company                                                                29,503,675
     175,000    PepsiCo, Inc.                                                                      8,487,500
                                                                                                  ----------
                                                                       (COST $53,562,974)         57,058,675
                                                                                                  ----------
ELECTRONICS (1.5%)
------------------------------------------------------------------------------------------------------------------------------------
     692,500    Molex Incorporated Class A                             (COST $14,877,393)         16,827,750
                                                                                                  ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (0.6%)
------------------------------------------------------------------------------------------------------------------------------------
     280,000    Waste Management, Inc.                                 (COST $3,690,021)           7,487,200
                                                                                                   ---------
FINANCE AND INSURANCE (24.7%)
------------------------------------------------------------------------------------------------------------------------------------
     195,000    American International Group, Inc.                                                15,210,000
     320,000    AmerUs Group Co.                                                                  11,264,000
     575,000    Annaly Mortgage Management, Inc.                                                   8,308,750
     550,000    Annuity and Life Re (Holdings), Ltd.                                              18,672,500
         315    Berkshire Hathaway Inc. Class A (a)                                               22,050,000
      73,980    Central Securities Corporation                                                     1,694,142
     610,000    Everest Re Group, Ltd.                                                            39,467,000
     215,000    First Midwest Bancorp, Inc.                                                        7,262,700
     485,000    Golden West Financial Corporation                                                 28,178,500
     460,000    John Hancock Financial Services, Inc.                                             18,377,000
     360,000    M&T Bank Corporation                                                              26,640,000
     250,000    MetLife, Inc.                                                                      7,425,000
     575,000    PartnerRe Ltd.                                                                    27,082,500
     550,000    Reinsurance Group of America, Incorporated                                        18,760,500
     260,000    SunTrust Banks, Inc.                                                              17,316,000
     230,000    Transatlantic Holdings, Inc.                                                      19,425,800
                                                                                                 -----------
                                                                       (COST $113,553,016)       287,134,392
                                                                                                 -----------

7       STATEMENT OF INVESTMENTS September 30, 2001 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS (continued)                                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (13.1%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (11.3%)
------------------------------------------------------------------------------------------------------------------------------------
     220,000    Alkermes, Inc. (a)                                                                 $4,307,600
     425,000    Bristol-Myers Squibb Company                                                       23,613,000
     270,000    Genaera Corporation (a)                                                               688,500
     325,000    Genentech, Inc. (a)                                                                14,300,000
     600,000    IDEC Pharmaceuticals Corporation (a)                                               29,742,000
     155,000    Johnson & Johnson                                                                   8,587,000
     239,000    MedImmune, Inc. (a)                                                                 8,515,570
     180,000    OSI Pharmaceuticals, Inc. (a)                                                       5,850,000
     890,000    Pfizer Inc.                                                                        35,689,000
                                                                                                  -----------
                                                                       (COST $63,054,331)         131,292,670
                                                                                                  -----------
   MEDICAL INSTRUMENTS AND DEVICES (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                        (COST $862,614)             12,615,000
                                                                                                   ----------

   HEALTH CARE SERVICES (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
     198,200    BioReliance Corporation (a)                                                         2,219,840
     300,000    Health Net, Inc. (a)                                                                5,766,000
                                                                                                  -----------
                                                                       (COST $6,187,633)            7,985,840
                                                                                                 ------------
                                                                       (COST $70,104,578)         151,893,510
                                                                                                 ------------
MISCELLANEOUS (1.8%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                  (COST $36,187,032)          21,161,130
                                                                                                 ------------
OIL & NATURAL GAS (INCLUDING SERVICES) (0.9%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Repsol, S.A.-ADR                                       (COST $8,236,884)           10,192,000
                                                                                                 ------------
RETAIL TRADE (15.3%)
------------------------------------------------------------------------------------------------------------------------------------
     675,000    Costco Companies, Inc. (a)                                                         24,003,000
   2,145,000    The Home Depot, Inc. (b)                                                           82,303,650
   1,325,000    The TJX Companies, Inc.                                                            43,592,500
     570,000    Wal-Mart Stores, Inc.                                                              28,215,000
                                                                                                 ------------
                                                                       (COST $49,556,234)         178,114,150
                                                                                                 ------------
SEMICONDUCTORS (1.5%)
------------------------------------------------------------------------------------------------------------------------------------
     175,000    Brooks Automation, Inc. (a)                                                         4,653,250
     197,000    EMCORE Corporation (a)                                                              1,686,320
   2,450,000    IQE plc (a)                                                                         3,920,000
     320,000    PRI Automation, Inc. (a)                                                            3,206,400
     398,000    Uniroyal Technology Corporation (a)                                                 1,249,720
     380,000    Zarlink Semiconductor Inc. (a)(c)                                                   2,983,000
                                                                                                 ------------
                                                                       (COST $37,347,561)          17,698,690
                                                                                                 ------------
SPECIAL HOLDINGS (a) (d) (NOTE 6) (0.4%)
------------------------------------------------------------------------------------------------------------------------------------
         (e)    Sequoia Capital IV                                                                      4,400
     432,000    Silicon Genesis Corporation Series C Preferred                                      3,006,720
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                  1,501,500
                                                                                                  -----------
                                                                       (COST $6,915,388)            4,512,620(f)
                                                                                                  -----------
TRANSPORTATION  (0.8%)
------------------------------------------------------------------------------------------------------------------------------------
     500,000    AMR Corporation                                        (COST $11,273,276)          9,570,000
                                                                                                 -----------
   TOTAL COMMON STOCKS (70.2%)                                         (COST $447,442,505)       815,771,847
                                                                                                 -----------

8       STATEMENT OF INVESTMENTS September 30, 2001 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $85,800,000    American Express Credit Corporation notes due 10/4-10/25/01;2.44%-3.50%          $85,532,640
  69,900,000    Ford Motor Credit Company notes due 10/1-10/29/01;2.69%-3.62%                     69,686,010
  89,500,000    General Electric Capital Corp. notes due 10/9-11/5/01;2.58%-3.50%                 89,232,160
  59,600,000    General Motors Acceptance Corp. notes due 10/2-10/15/01;3.46%-3.62%               59,408,640
  28,900,000    Sears Roebuck Acceptance Corp. notes due 10/16-11/1/01;2.90%-3.65%                28,802,724
                                                                                                 -----------
                                                                    (COST $332,662,174)          332,662,174
    Cash, receivables and other assets, less liabilities                                          13,423,088
                                                                                                 -----------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (29.8%)           (COST $346,085,262)          346,085,262
                                                                                                 -----------
NET ASSETS                                                          (COST $793,527,767)       $1,161,857,109
                                                                                              ==============

 (a) Non-income producing security.                            (d) Restricted security.
 (b) 2,100,000 shares held by custodian in a segregated        (e) A limited partnership interest.
     custodian account as collateral for open short positions. (f) Fair value of each holding in the opinion of the Directors.
 (c) Formerly Mitel Corporation.



------------------------------------------------------------------------------------------------------------------------------------




        STATEMENT OF SECURITIES SOLD SHORT September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
     368,000    Molex Incorporated                                                                 $10,344,480
     175,000    Southwest Bancorporation of Texas Inc.                                               5,206,250
                                                                                                   -----------
 TOTAL SECURITIES SOLD SHORT                                      (PROCEEDS $24,916,413)           $15,550,730
                                                                                                   ===========
(see notes to financial statements)

9                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. Significant Accounting Policies
General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. Security Valuation Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. Short Sales The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. Federal Income Taxes The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  Other  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. Capital Stock and Dividend Distributions
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

Transactions in Common Stock during the nine months ended September 30, 2001 and the year ended December 31, 2000 were as follows:

                                                                    Shares                      Amount
                                                             --------------------     -------------------------
                                                               2001        2000           2001          2000
                                                             ---------   --------     -----------   -----------
Shares issued in payment of dividends (includes 28,400
   and 1,113,200 shares issued from Treasury,
   respectively)                                           1,120,411    3,738,367      $1,120,411   $ 3,738,367
Increase in paid-in capital                                                            40,362,813   132,738,836
                                                                                      -----------   -----------
   Total increase                                                                      41,483,224   136,477,203
                                                                                      -----------   -----------

Shares purchased (at an average discount from net
   asset value of 9.0% and 8.6%, respectively)                19,000    1,017,200        (19,000)   (1,017,200)
Decrease in paid-in capital                                                             (673,675)  (38,998,359)
                                                                                      -----------   -----------
   Total decrease                                                                       (692,675)  (40,015,559)
                                                                                      -----------   -----------
Net increase                                                                         $40,790,549   $96,461,644
                                                                                      ===========   ===========

Distributions in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

10            NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

            3. Officers' Compensation and Retirement and Thrift Plans
The aggregate compensation paid by the Company during the nine months ended September 30, 2001 to its officers amounted to $3,224,250. The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. Purchases and Sales of Securities
Purchases and sales of investment securities and securities sold short (other than short-term securities) for the nine months ended September 30, 2001 were as follows:

                                    Purchases        Sales
                                   -----------    -----------
Long transactions                 $163,200,490   $216,831,815
Short sale transactions             27,639,363      2,050,085
                                   -----------    -----------
Total                             $190,839,853   $218,881,900
                                   -----------    -----------





At September 30, 2001, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

                             5. General Information
Brokerage commissions during the nine months ended September 30, 2001 were $425,537.

                            6. Restricted Securities

                                                            Date                         Value
                                                          Acquired         Cost        (note 1a)
                                                        ------------   -----------   -----------
Sequoia Capital IV*                                        1/31/84     $   905,668    $    4,400
Silicon Genesis Corporation Series C Preferred             2/16/01       3,006,720     3,006,720
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000     1,501,500
                                                                       -----------   -----------
Total                                                                  $ 6,915,388    $4,512,620
                                                                       ===========   ===========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,787,143. The initial investment in the limited partnership was $2,000,000.

                          7. Operating Lease Commitment
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $228,433 for the nine months ended September 30, 2001. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 2001 and 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 2001 and 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.


--------------------------------------------------------------------------------

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 9, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11   MAJOR STOCK CHANGES* Three Months Ended September 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                        Shares Held
Increases                                              Shares        September 30, 2001
----------------------------------------------------------------------------------------
New Positions
   The Boeing Company                                  500,000             500,000
   Health Net, Inc.                                    300,000             300,000
Additions
   Costco Companies, Inc.                               50,000             675,000
   Ford Motor Company                                  225,000           1,700,500
   Genentech, Inc.                                      25,000             325,000
   Golden West Financial Corporation                    20,000             485,000
   Oberthur Card Systems S.A.                          200,000             484,500
   PartnerRe Ltd.                                      175,000             575,000
   PRI Automation, Inc.                                120,000             320,000
   Reinsurance Group of America, Incorporated          100,000             550,000

Decreases
-----------------------------------------------------------------------------------
Eliminations
   Avanex Corporation                                  225,000                 -
   Bangor Hydro-Electric Company                       119,800                 -
   Manugistics Group, Inc.                              60,000                 -
Reductions
   AMR Corporation                                     300,000             500,000
   Annaly Mortgage Management, Inc.                     25,000             575,000
   BioReliance Corporation                             118,800             198,200
   Bristol-Myers Squibb Company                         50,000             425,000
   Coca-Cola Enterprises Inc.                           25,000             750,000
   EMCORE Corporation                                   50,000             197,000
   Everest Re Group, Ltd.                               15,000             610,000
   First Midwest Bancorp, Inc.                          85,000             215,000
   IDEC Pharmaceuticals Corporation                     50,000             600,000
   John Hancock Financial Services, Inc.                15,000             460,000
   M&T Bank Corporation                                 40,000             360,000
   PepsiCo, Inc.                                        25,000             175,000
   Pfizer Inc.                                          50,000             890,000
   SunTrust Banks, Inc.                                  5,000             260,000
   Transatlantic Holdings, Inc.                         22,000             230,000 (a)
   Waste Management, Inc.                               10,000             280,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a)    Includes shares received in conjunction with a stock split.

                                    DIRECTORS
--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman
                     Arthur G. Altschul, Jr.    Bill Green
                     Lewis B. Cullman           Sidney R. Knafel
                     Spencer Davidson           Richard R. Pivirotto
                     Gerald M. Edelman          Joseph T. Stewart, Jr.
                     John D. Gordan, III        Raymond S. Troubh

                      Arthur G. Altschul, Chairman Emeritus
                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

Counsel
Sullivan & Cromwell

Independent Auditors
Ernst & Young LLP

Custodian
Bankers Trust Company

Transfer Agent and Registrar
Mellon Investor Services LLC
P.O. Box 3315,
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com